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                           NATIONAL FUEL GAS COMPANY

                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112

BECAUSE OF DELAYS IN MAIL,
PLEASE SIGN AND RETURN THE
ENCLOSED PROXY EVEN IF
YOU RETURNED THE ORIGINAL

January 28, 1994

Dear Stockholder:

                                   A REMINDER

On January 6, 1994, proxy soliciting material was mailed to you relating to the Annual Meeting of Stockholders to be held on Wednesday, February 16, 1994.

According to our records, we have not yet received your proxy for this meeting.

Since the meeting is only a short time away, we urge you to give the proxy materials your immediate attention. Please SIGN AND RETURN your proxy TODAY in the envelope provided.

You can help the Company to avoid further expense and delay by responding promptly.

Thank you for your cooperation.

                               Very truly yours,

                                                 Richard M. DiValerio, Secretary

                              PLEASE ACT PROMPTLY